                                                                 EXHIBIT 2.9


                             RESTRUCTURING AGREEMENT

        This Restructuring Agreement dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on Schedule A hereto (the "Investor" or "Investors"):

        WHEREAS on June 29, 1998 some of the Investors had entered into a subscription agreement with the Company, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 relating to the investment by such Investors in securities of the Company (a "Subscription Agreement"); and

        WHEREAS on March 18, 1999 pursuant to other subscription agreements ("Subscription Agreements") , certain of the Investors identified on Schedule A invested in an aggregate $100,000 of principal amount Convertible Notes of the Company; and

        WHEREAS on June 10, 1999, certain of the Investors identified on Schedule A invested in common stock of the Company pursuant to other subscription agreements ("Subscription Agreements"); and

        WHEREAS pursuant to the various Subscription Agreements and other agreements with the Company, the Investors have certain reset rights ("Reset Rights") and registration rights ("Registration Rights"), and conversion rights ("Conversion Rights"); and

        WHEREAS the Company is in default of various obligations to the Investors, and the Company and Investors are desirous of restructuring the various transactions among them;

        A. Annexed hereto as Schedule A is a schedule of Common Stock of the Company held by the Investors and the amount of such Common Stock that is presently not included in a currently effective registration statement.

        B. Annexed hereto as Schedule B is a schedule identifying Investors who are holders of common stock purchase warrants of the Company ("Warrants"), exercise prices, underlying common shares included in a presently effective registration statement and underlying shares not included in a presently effective registration statement.

        C. Capitalized terms employed in this Restructuring Agreement shall have the same meanings as attributed to them in the Subscription Agreements and other documents referred to therein and herein.

        D. Except as modified herein, the Subscription Agreements and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

        1. In lieu of all further Reset Rights granted to the Investors in connection with the June 29, 1998 investment, each Investor accepts and the Company agrees to issue to the Investor the amount of Common Shares of the Company designated on Schedule C hereto ("1998 Reset Shares"), after which there shall be no further Resets pursuant to the June 29, 1998 investment, except as otherwise provided herein.

        2. The Company agrees to issue to the Investors the amount of common shares designated on Schedule C hereto ("1999 Reset Shares") as an initial Reset of the Purchase Price of the Common Shares purchased pursuant to the June 10, 1999 Subscription Agreements. After such issuance, all further Resets, if any, in connection with the June 10, 1999 investment will be determined based on a Purchase Price of $.50 per common share.

        3. The 1998 Reset Shares and 1999 Reset Shares must be delivered to the Investors within five days of the date of this Restructuring Agreement.

        4. The Company agrees to register with the Securities and Exchange Commission all common stock of the Company held by the Investors and not included in a currently effective Registration Statement, and the 1998 Reset Shares and the 1999 Reset Shares and all common stock issuable upon exercise of the Warrants not already included in an effective Registration Statement. In respect of these common shares, the Investors and Warrantholders are granted the same registration rights described in Section 10 of the Subscription Agreement relating to the June 10, 1999 investment except that the Effective Date shall be September 30, 1999. The Company further acknowledges its obligation to maintain the effectiveness of the currently effective registration statements or file such further registration statements pursuant to the Subscription Agreements so that the common shares to be resold pursuant to such registration statements will be included in an effective registration statement for a period of riot less than two years from the date of this Restructuring Agreement.

        5. The Investors who hold Convertible Notes issued March 18, 1999 agree that for a period of ninety (90) days commencing on the date of this Restructuring Agreement, the Conversion Price as described in Section 2.1(a) of the Convertible Note shall be $.50

     6. (a) The Company and Investors who hold in the aggregate, 500,000 common stock purchase warrants of the Company issued on May 27, 1999 which are exercisable until May 30, 2002 at a Purchase Price (as defined in such warrant) of $.01 per common share, agree that the Purchase Price shall be increased to $.25.

        (b) The following shall be deemed included as Section 14 in and be a part of the common stock purchase warrants described in Paragraph 6(a) above:

                      "14. Call Option. The Company shall have the option to "call" the Warrants (the "Warrant Call"), in accordance with and governed by the following:

                             (a) The Company shall exercise the Warrant Call by
                      giving to each Warrant Holder a written notice of call (the "Call Notice") during the period in which the Warrant Call may be exercised.

                             (b) The Company's right to exercise the Warrant
                      Call shall commence the first trading day after the Company's Common Stock shall have had a closing bid price on the NASD OTC Bulletin Board of $.75 per share or more for five consecutive trading days (such trading price to be adjusted in the same manner and for the same reasons as the Purchase Price) and, thereafter, shall be coterminous with the exercise period of the Warrants for all or part of the Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares"), provided, that the Warrant Shares are included in a registration statement effective at the date the Call Notice is given and through the period ending 14 business days thereafter. In no event may the Company exercise the Warrant Call at any time unless the Warrant Shares to be delivered upon exercise of the Warrant, will be upon delivery, immediately resalable, without restrictive legend and upon such resale freely transferable on the transfer books of the Company.

                             (c) Unless otherwise agreed to by the Warrant
                      Holders, the Call Notices must be given to all Warrant Holders in proportion to the amounts of Common Stock which can be purchased by the respective Warrant Holders in accordance with the respective Warrant held by each.

                             (d) The respective Warrant Holders may exercise
                      their Warrant rights and purchase the appropriate Warrant Shares and pay for same all within 21 business days of the date of the Call Notice. Thereafter the Warrant will no longer be exercisable."

        7. In the event that (i) the 1998 Reset Shares or 1999 Reset Shares are not timely delivered to the Investors as described above; or (ii) if the Registration Statement described in Paragraph 4 above is not declared effective on or before the Effective Date, or upon the occurrence of any other Non-Registration Event; or (iii) if a Significant Event as described in Paragraph 10 below does not "timely" occur (as defined in Paragraph 10 below) then the Company shall not he relieved of its obligations hereunder. Furthermore, except as otherwise described in Paragraph 8 below, (x) the Investors shall be restored to their Reset Rights, (x) the Conversion Price referred to in Paragraph 5 above shall be restored to the Conversion Price as described in Section 2.1(a) of the March 18, 1999 Convertible Notes, (y) the Purchase Price described in Paragraph 6 above shall be restored to $.01, and (z) the Company shall no longer have the right to give a Call Notice in connection with the common stock purchase warrants described in Paragraph 6 above.

        8. Provided the 1998 Reset Shares are timely delivered and the Registration Statement described in Paragraph 4 above is declared effective on or before the Effective Date and a Non-Registration Event does not occur, then the Investors' Reset Rights relating to tile June 29, 1998 investment shall not be restored whether or not a Significant Event occurs.

        9. Absent any default by the Company hereunder, neither the Company nor the Investors will exercise Reset Rights in connection with the June 10, 1999 investment until 91 days after the date of this Agreement. In the event the Company is not in default of any of its obligations to the Investor hereunder or pursuant to any other agreement with the Investor and (i) the 1999 Reset Shares are timely delivered; (ii) the Registration Statement described in Paragraph 4 above is declared effective on or before the Effective Date and a Non-Registration Event does not occur; and (iii) the

Significant Event occurs "timely", then the Investor shall have no further Reset Rights in connection with the June 10, 1999 investment.

        10. A Significant Event shall mean either (i) the obtention by the Company of a binding written commitment from a strategic investor, for such investor to invest not less than $3,000,000 for not more than 19.9% of the equity of the Company with the actual receipt by the Company of such $3,000,000 within thirty days of the execution of such binding written commitment; or (ii) the entry into a binding agreement by the Company and a major media entity for such entity to distribute the company's programming, thereby substantially increasing the number of households actually receiving the company's programming, from 5,000,000 households currently to 10,000,000 households. As employed in Paragraph 7 above, "timely" shall mean within ninety (90) days of the date of this Restructuring Agreement.

        11. The Company, on behalf of itself and its successors, assigns administrators and representatives (the "RELEASORS"), hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the investors and their respective representative affiliates, successors and assigns (the "RELEASEES"), from, against and with respect to any and all claims which any of the Releasors has, ever had or may hereafter against the Releasees arising on or prior to the date of this Restructuring Agreement or on account of or arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this Section 11 will operate to release any obligation of the Investors arising under this agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK)

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


/s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.

/s/ [Signature Illegible]
-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP


-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


                                                 /s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.


-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP


-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


/s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.

                                                 /s/ [Signature Illegible]
-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP


-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


/s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.


-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.

/s/ [Signature Illegible]                        /s/ MARTIN CHOPP
-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP


-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.

/s/ [Signature Illegible]                        /s/ [Signature Illegible]
-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


/s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.


-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP

/s/ [Signature Illegible]
-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


/s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.


-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP

                                                 /s/ [Signature Illegible]
-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


/s/ [Signature Illegible]
-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.


-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP


-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.

/s/ [Signature Illegible]                        /s/ [Signature Illegible]
-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.



-----------------------------                    -------------------------------
THE RECOVERY NETWORK, INC.                       AMRO INTERNATIONAL, S.A.


-----------------------------                    -------------------------------
AUSTOST ANSTALT SCHAAN                           BALMORE FUNDS, S.A.


-----------------------------                    -------------------------------
BL SQUARED FOUNDATION                            MARTIN CHOPP


-----------------------------                    -------------------------------
GUARANTEE & FINANCE CORP.                        LIBRA FINANCE, S.A.


-----------------------------                    -------------------------------
NESHER, INC.                                     TALBIYA B. INVESTMENTS LTD.


-----------------------------                    -------------------------------
TLG REALTY                                       THE SARGON FUND, L.P.

/s/ [Signature Illegible]
------------------------------
ZAKENI, LTD.

                                   SCHEDULE A

================================================================================
INVESTORS                       JUNE, 1998       JUNE, 1999       JUNE, 1999
                                COMMON SHARES    COMMON SHARES    COMMON SHARES
                                --------------   --------------   --------------
                                NOT REGISTERED   REGISTERED       NOT REGISTERED
--------------------------------------------------------------------------------
AUSTOST ANSTALT SCHAAN              378,348          100,000          100,000
--------------------------------------------------------------------------------
BALMORE FUNDS, S.A.                 348,049          100,000          100,000
--------------------------------------------------------------------------------
ZAKENI LTD.                         264,118             --               --
--------------------------------------------------------------------------------
BL SQUARED FOUNDATION                67,996             --               --
--------------------------------------------------------------------------------
THE SARGON FUND, L.P.                43,918             --               --
--------------------------------------------------------------------------------
TLG REALTY                           22,221             --               --
--------------------------------------------------------------------------------
MARTIN CHOPP                         55,999             --               --
--------------------------------------------------------------------------------
AMRO INTERNATIONAL S.A.                --            100,000          100,000
--------------------------------------------------------------------------------
NESHER, INC.                           --             50,000           50,000
--------------------------------------------------------------------------------
TALBIYA B. INVESTMENTS LTD.            --             10,000             --
--------------------------------------------------------------------------------
LIBRA FINANCE, S.A.                    --            130,929           11,591
--------------------------------------------------------------------------------
GUARANTEE & FINANCE CORP.              --               --            100,000
================================================================================

                                   SCHEDULE B

================================================================================
WARRANTHOLDER                   COMMON SHARES    PURCHASE PRICE   AMOUNT OF
                                ISSUABLE UPON                     UNDERLYING
                                EXERCISE                          SHARES NOT
                                                                  INCLUDED IN
                                                                  REG. STATEMENT
                                                                  & DATE OF REG.
                                                                  STATEMENT
--------------------------------------------------------------------------------
AUSTOST ANSTALT SCHAAN              150,000           $.01            150,000
                                    160,000 *         $.25 *          160,000
--------------------------------------------------------------------------------
BALMORE FUNDS, S.A.                 150,000           $.01            150,000
                                    160,000 *         $.25 *          160,000
--------------------------------------------------------------------------------
ZAKENI LTD.                         100,000           $.01            100,000
                                     85,000           $.25 *           85,000
--------------------------------------------------------------------------------
BL SQUARED FOUNDATION                40,000 *         $.25 *           40,000
--------------------------------------------------------------------------------
THE SARGON FUND, L.P.                50,000                            50,000
                                     30,000           $.25 *           30,000
--------------------------------------------------------------------------------
TLG REALTY                           10,000           $.25 *           10,000
--------------------------------------------------------------------------------
MARTIN CHOPP                         15,000           $.25 *           15,000
--------------------------------------------------------------------------------
AMRO INTERNATIONAL S.A.              50,000           $.35             50,000
--------------------------------------------------------------------------------
TALBIYA B. INVESTMENTS LTD.          50,000           $.35             50,000
--------------------------------------------------------------------------------
LIBRA FINANCE, S.A.                 100,000           $.35            100,000
================================================================================


* Pursuant to Section 6 of Restructuring Agreement

                                   SCHEDULE C

================================================================
INVESTORS                         1998 RESET       1999 RESET
                                  SHARES           SHARES
----------------------------------------------------------------
AUSTOST ANSTALT SCHAAN              150,000          100,000
----------------------------------------------------------------
BALMORE FUNDS, S.A.                 160,000          100,000
----------------------------------------------------------------
ZAKENI LTD.                          95,000
----------------------------------------------------------------
BL SQUARED FOUNDATION                40,000
----------------------------------------------------------------
THE SARGON FUND, L.P.                30,000
----------------------------------------------------------------
TLG REALTY                           10,000
----------------------------------------------------------------
MARTIN CHOPP                         15,000
----------------------------------------------------------------
AMRO INTERNATIONAL S.A.                              100,000
----------------------------------------------------------------
NESHER, INC.                                          50,000
----------------------------------------------------------------
GUARANTEE & FINANCE CORP.                             50,000
----------------------------------------------------------------
TOTALS                              500,000          400,000
================================================================

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.


-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.

/s/ [Signature Illegible]
-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.


-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.

                                             /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.


-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.

/s/ [Signature Illegible]
-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.


-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.

                                             /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.


-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.

/s/ [Signature Illegible]                    /s/ MARTIN CHOPP
-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.

/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP

/s/ [Signature Illegible]
-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.

/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.

/s/ [Signature Illegible]
-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP

                                             /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.

/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.

/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.

/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.


-----------------------------------
ZAKENI, LTD.

                   AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

     This Amendment No. 1 to the Restructuring Agreement is dated as of the 28th day of September, 1999 between The Recovery Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     WHEREAS, the Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The term Effective Date as it appears in Paragraph 4 of the Restructuring Agreement shall be amended to mean October 25, 1999.

     2. Except as modified herein, the Subscription Agreements, the Restructuring Agreement and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     This agreement may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.


-----------------------------------          -----------------------------------
THE RECOVERY NETWORK, INC.                   AMRO INTERNATIONAL, S.A.


-----------------------------------          -----------------------------------
AUSTOST ANSTALT SCHAAN                       BALMORE FUNDS, S.A.


-----------------------------------          -----------------------------------
BL SQUARED FOUNDATION                        MARTIN CHOPP


-----------------------------------          -----------------------------------
GUARANTEE & FINANCE CORP.                    LIBRA FINANCE, S.A.


-----------------------------------          -----------------------------------
NESHER, INC.                                 TALBIYA B. INVESTMENTS LTD.


-----------------------------------          -----------------------------------
TLG REALTY                                   THE SARGON FUND, L.P.

/s/ [Signature Illegible]
-----------------------------------
ZAKENI, LTD.